UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of the earliest event reported): August 1, 1996
                                                         (July 18,1996)



                        Standard Management Corporation
             (Exact name of registrant as specified in its charter)


                                   0-20882
                          (Commission file number)

              Indiana                             No. 35-1773567
      (State of incorporation)           (IRS employer identification no.)



       9100 Keystone Crossing
       Indianapolis, Indiana                           46240
(Address of principal executive offices)            (Zip Code)

                                 (317) 574-6200
                                   (Telephone)

                        STANDARD MANAGEMENT CORPORATION


Item 5.   Other Events

     On July 18, 1996, Standard Life Insurance Company of Indiana ("Standard Life"), a wholly owned subsidiary of Standard Management Corporation ("SMC" or the "Registrant"), and Delta Life and Annuity Company ("DLAC") entered into a Stock Purchase Agreement to purchase Shelby Life Insurance Company ("Shelby"), a wholly owned subsidiary of DLAC. This Stock Purchase Agreement is attached hereto as Exhibit 2.3 and incorporated herein by reference. In addition, on July 18, 1996, SMC issued a press release announcing the execution of the Stock Purchase Agreement, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits:

          2.3  Stock Purchase Agreement dated as of July 18, 1996
               by and among   DLAC, Shelby, and Standard Life.

          99.1 Press release dated July 18, 1996, issued by SMC.




                        STANDARD MANAGEMENT CORPORATION


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        STANDARD MANAGEMENT CORPORATION
                                (Registrant)

Date:   August 1, 1996         By:  /s/ Ronald D. Hunter
     ------------------            -------------------------
                                   Ronald D. Hunter
                                   Chairman of the Board,
                                   President and Chief Executive
                                   Officer